Exhibit 10.7
NORTHFIELD BANK

Resolutions of the Board of Directors

     WHEREAS, RSGroup Trust Company entered into a Grantor Trust Agreement (the “Trust”) with Northfield Bank (formerly, Northfield Savings Bank) and Northfield Bancorp, MHC (formerly, NSB Holding Corp.) ( the “Company”); and
     WHEREAS, the Bank desires to revise Appendix A to the Trust to delete references to the “NSB Holding Corp. and Northfield Savings Bank Board of Trustees and Board of Directors Deferred Compensation Plan” and the “Northfield Savings Bank Supplemental Executive Retirement Plan,” which plans were previously consolidated into the Northfield Savings Bank Non-qualified Deferred Compensation Plan”; and
     WHEREAS, the Board of Directors desires to change the name of the Northfield Savings Bank Non-qualified Deferred Compensation Plan to the “Northfield Bank Non-qualified Deferred Compensation Plan” to reflect the Bank’s name change, and
     WHEREAS, the Bank desires to further revise Appendix A to the Trust to add “Northfield Bank Non-qualified Deferred Compensation Plan, as amended and restated effective as of January 1, 2005” and “Northfield Bank Non-qualified Supplemental Employee Stock Ownership Plan effective January 1, 2007” to the list of plans covered by the Trust; and
     WHEREAS, Section 12(a) of the Trust permits the Trust to be amended from time to time by a written instrument executed by the trustee, the Bank and the Company.
     NOW, THEREFORE, BE IT RESOLVED, that the names “Northfield Savings Bank” and “NSB Holding Corp.” shall be changed to “Northfield Bank” and “Northfield Bancorp, MHC” wherever they appear in the Northfield Savings Bank Non-qualified Deferred Compensation Plan as amended and restated effective as of January 1, 2005; and be it
     RESOLVED FURTHER, that Appendix A attached hereto shall be and become the Appendix A to the Trust; and be it
     RESOLVED, FURTHER, that the Bank or its designee shall be, and the same hereby is, authorized, empowered and directed to take any and all action necessary for the implementation of the aforesaid amendment.

NORTHFIELD BANCORP, MHC

Resolutions of the Board of Directors

     WHEREAS, RSGroup Trust Company entered into a Grantor Trust Agreement (the “Trust”) with Northfield Bank (formerly, Northfield Savings Bank) (the “Bank”) and Northfield Bancorp, MHC (formerly, NSB Holding Corp.) (the “Company”); and
     WHEREAS, the Company desires to revise Appendix A to the Trust to delete references to “NSB Holding Corp. and Northfield Savings Bank Board of Trustees and Board of Directors Deferred Compensation Plan” and the “Northfield Savings Bank Supplemental Executive Retirement Plan,” which plans were previously consolidated into the Northfield Savings Bank Non-qualified Deferred Compensation Plan”; and
     WHEREAS, the Company desires to further revise Appendix A to the Trust to add “Northfield Bank Non-qualified Deferred Compensation Plan, as amended and restated effective as of January 1, 2005” and “Northfield Bank Non-qualified Supplemental Employee Stock Ownership Plan effective January 1, 2007” to the list of plans covered by the Trust; and
     WHEREAS, Section 12(a) of the Trust permits the Trust to be amended from time to time by a written instrument executed by the trustee, the Bank and the Company.
     NOW, THEREFORE, BE IT RESOLVED, that Appendix A attached hereto shall be and become the Appendix A to the Trust; and be it
     RESOLVED, FURTHER, that the Company or its designee shall be, and the same hereby is, authorized, empowered and directed to take any and all action necessary for the implementation of the aforesaid amendment.

APPENDIX A
SCHEDULE OF PLANS UNDER
RS GROUP TRUST COMPANY
GRANTOR TRUST
Northfield Bank Non-qualified Deferred Compensation Plan, as amended and restated, effective January 1, 2005
Northfield Bank Non-qualified Supplemental ESOP Plan, effective January 1, 2007